Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share
Earnings per share

20.Earnings per share

	For the Year Ended
	December 31,
In CHF thousands except for share and per share data	2024	2023	2022
Loss per share (EPS)
Numerator
Net loss attributable to equity holders of the Company	(50,916)	(54,233)	(70,753)
Denominator
Weighted-average number of shares outstanding used to compute EPS basic and diluted attributable to equity holders	99,691,971	84,694,616	83,554,412
Basic and diluted loss per share for the period attributable to equity holders	(0.51)	(0.64)	(0.85)

In periods for which we have a loss, basic net loss per share is the same as diluted net loss per share. We have excluded from our calculation of diluted loss per share all potentially dilutive in-the-money (i) share options and (ii) non-vested restricted share awards. See “Note 18. Share-based compensation” for the potentially dilutive equity awards.